Exhibit 23.2


                               THE LAW OFFICE OF
                             CONRAD C. LYSIAK, P.S.
                 ADDRESSSTREET601 WEST FIRST AVENUE, SUITE 903
               PLACECITYSPOKANE, STATEWASHINGTON POSTALCODE99201
                                 (509) 624-1475
                              FAX: (509) 747-1770
                         EMAIL: CCLYSIAK@LYSIAKLAW.COM




                                    CONSENT


     I HEREBY CONSENT to the inclusion of my name in connection with the Form S-1 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Novagen Solar Inc.

     DATED this 26th day of August, 2010.


                                        Yours truly,

                                        THE LAW OFFICE OF CONRAD C. LYSIAK, P.S.


                                        BY: /s/ Conrad C. Lysiak
                                        Conrad C. Lysiak